Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 3/17/03


Blended Coupon 5.0899%


Excess Protection Level
3 Month Average   5.92%
February, 1999   6.11%
January, 1999   5.80%
December, 1998   5.86%


Cash Yield17.82%


Investor Charge Offs 5.13%


Base Rate 6.59%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,998,619,787.11